John Hancock Current Interest Supplement dated November 17, 2008 to the Statement of Additional Information dated August 1, 2008

The section of the Statement of Additional Information entitled “Net Asset Value” is amended and restated as follows:

The NAV for each class of the Fund is determined twice each business day at 12 noon and at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time), by dividing a class’s net assets by the number of its shares outstanding. The Fund uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, the Fund will maintain a dollar weighted average maturity of 90 days or less. In addition, the Fund is only permitted to purchase securities that the Sub-adviser determines present minimal credit risks and at the time of purchase are “eligible securities,” as defined by Rule 2a-7. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Fund will invest only in obligations that have remaining maturities of 397 days or less.

The Board has established procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. The procedures direct the Adviser to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant net asset value per share (“NAV”) of $1.00 for the Fund. The procedures also direct the Adviser to determine NAV based upon available market quotations (“Shadow Pricing”), pursuant to which the Fund shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Board (the actual calculations, however, may be made by persons acting pursuant to the direction of the Board.) If the fair value of a security needs to be determined, the Sub-adviser will provide determinations, in accordance with procedures and methods established by the Board, of the fair value of securities held by the Fund.

In accordance with SEC no action relief, for the purpose of the shadow pricing procedures set forth above, through January 12, 2009, or such later date as may be permissible consistent with guidance provided by the Securities and Exchange Commission or its staff:

(a) A security with a remaining maturity of 60 days or less may be valued at market price or amortized cost based on the determination of the Pricing Committee; provided, however, that a security that is valued below amortized cost may only be valued at amortized cost if the security is a First Tier Security and the fund reasonably expects to hold the security until its maturity.

(b) A security with a remaining maturity date of more than 60 days or that does not otherwise satisfy the conditions necessary to value it at amortized cost pursuant to (a) above will be valued at market price.

In the event that the deviation from the amortized cost exceeds 0.50 of 1% or $0.05 per share in NAV, the Adviser shall promptly call a special meeting of the Board to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Fund’s amortized cost NAV may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Board include, but are not limited to:

–	redeeming shares in kind;
–	selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Fund;
–	withholding or reducing dividends;
–	utilizing a NAV based on available market quotations; or
–	investing all cash in instruments with a maturity on the next business day.

The Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the NAV at $1.00 for the Fund

Since a dividend is declared to shareholders each time net asset value is determined, the NAV per share of each class of the Fund will normally remain constant at $1.00. There is no assurance that the Fund can maintain the $1.00 NAV. Monthly, any increase in the value of a shareholder's investment in either class from dividends is reflected as an increase in the number of shares of such class in the shareholder's account or is distributed as cash if a shareholder has so elected.

It is expected that the Fund's net income will be positive each time it is determined. However, if because of a sudden rise in interest rates or for any other reason the net income of the Fund determined at any time is a negative amount, the Fund will offset the negative amount against income accrued during the month for each shareholder account. If at the time of payment of a distribution such negative amount exceeds a shareholder's portion of accrued income, the Fund may reduce the number of its outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of full or fractional shares which represents the amount of excess. By investing in any class of shares of the Fund, shareholders are deemed to have agreed to make such a contribution. This procedure permits the Fund to maintain its NAV at $1.00.

If in the view of the Trustees it is inadvisable to continue the practice of maintaining the Fund’s NAV at $1.00, the Trustees reserve the right to alter the procedures for determining NAV. The Fund will notify shareholders of any such alteration.